Exhibit 10.135

JOINDER AGREEMENT, FIFTH AMENDMENT

and

SUPPLEMENT TO CREDIT AGREEMENT

THIS JOINDER AGREEMENT, FIFTH AMENDMENT AND SUPPLEMENT TO CREDIT AGREEMENT (this “Agreement”) dated November 29, 2011, is made by and among ADK GEORGIA, LLC, a Georgia limited liability company (“ADK Georgia”), ADK POWDER SPRINGS OPERATOR, LLC, a Georgia limited liability company (“Powder Springs”), ADK LUMBER CITY OPERATOR, LLC, a Georgia limited liability company (“Lumber City”), ADK JEFFERSONVILLE OPERATOR, LLC, a Georgia limited liability company (“Jeffersonville”), ADK LAGRANGE OPERATOR, LLC, a Georgia limited liability company (“LaGrange”), ADK THOMASVILLE OPERATOR, LLC, a Georgia limited liability company (“Thomasville”), ADK OCEANSIDE OPERATOR, LLC, a Georgia limited liability company (“Oceanside”), ADK SAVANNAH BEACH OPERATOR, LLC, a Georgia limited liability company (“Savannah”), ADK THUNDERBOLT OPERATOR, LLC, a Georgia limited liability company (“Thunderbolt”), ATTALLA NURSING ADK, LLC, a Georgia limited liability company (“Attalla ADK”), MOUNTAIN TRACE NURSING ADK, LLC, an Ohio limited liability company (“Mountain Trace”), MT. KENN NURSING, LLC, a Georgia limited liability company (“Mt. Kenn”), ERIN NURSING, LLC, a Georgia limited liability company (“Erin”; ADK Georgia, Powder Springs, Lumber City, Jeffersonville, LaGrange, Thomasville, Oceanside, Savannah, Thunderbolt, Attalla ADK, Mountain Trace, Mt. Kenn and Erin are hereinafter referred to collectively as “Existing Borrowers” and each individually as an “Existing Borrower”), CP NURSING, LLC, a Georgia limited liability company (“New Borrower”; New Borrower and Existing Borrowers are hereinafter referred to collectively as “Borrowers” and each individually as a “Borrower”), ADCARE OPERATIONS, LLC, a Georgia limited liability company (“Operations”), and GEMINO HEALTHCARE FINANCE, LLC, a Delaware limited liability company (“Lender”).  Each capitalized term used herein, unless otherwise defined herein, shall have the meaning ascribed to such term in that certain Credit Agreement dated October 29, 2010 (as at any time amended, restated, supplemented or otherwise modified, the “Credit Agreement”), among Existing Borrowers and Lender.  Capitalized terms used herein, unless otherwise defined herein, shall have the meanings ascribed to them in the Credit Agreement.  The terms “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision.  All references to any Person shall mean and include the successors and permitted assigns of such Person.  All references to any of the Loan Documents shall include any and all amendments or modifications thereto and any and all restatements, extensions or renewals thereof.  Wherever the phrase “including” shall appear in this Agreement, such word shall be understood to mean “including, without limitation.”

Borrowers have requested that Lender join New Borrower to the Credit Agreement and extend credit to New Borrower as a Borrower under the Credit Agreement.  New Borrower is executing this Agreement to become a party to the Credit Agreement in order to induce Lender to continue to extend credit under the Credit Agreement and as consideration for the Revolving Loans previously made.

Accordingly, and for Ten Dollars ($10.00) in hand paid and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by the parties hereto, Lender and Borrowers agree as follows:

1.                                       Joinder of New Borrower.  In accordance with the Credit Agreement, New Borrower by its signature below becomes a Borrower under the Credit Agreement with the same force and effect as if originally named therein as a Borrower, and New Borrower hereby agrees to all the terms and provisions of the Credit Agreement applicable to it as a Borrower thereunder.  Each reference to a “Borrower” in the Credit Agreement shall be deemed to include New Borrower.  The Credit Agreement is hereby incorporated herein by reference.

2.                                       Conversion of Operations to Secured Guarantor.  Each Borrower, Operations and Lender (by their signatures below), and Guarantor (by its execution of the consent and ratification hereto), hereby agrees that, upon satisfaction of the conditions precedent set forth in Section 8 hereof, (i) Operations shall cease to constitute a “Borrower” under the Credit Agreement and shall thereafter constitute a “Guarantor”, and (ii) each reference to a “Borrower” in the Credit Agreement shall be deemed to exclude Operations.  Effective concurrently with such conversion from a “Borrower” to a “Guarantor”, Operations ratifies and reaffirms the security interest granted by Operations in favor of Lender pursuant to that certain Joinder Agreement, Third Amendment and Supplement to Credit Agreement dated June 2, 2011, among Existing Borrowers, Operations and Lender, and agrees that such security interest shall remain in full force and effect notwithstanding Operations’ conversion to a “Guarantor” pursuant to this Agreement.

3.                                       Amendments to Credit Agreement.  The Credit Agreement is hereby amended as follows:

(a)                                  By deleting the first sentence of Section 2.01(b) of the Credit Agreement and by substituting in lieu thereof the following:

(b)                                 On November 29, 2011, Borrowers shall execute and deliver a promissory note to Lender in the principal amount of Seven Million Five Hundred Thousand Dollars ($7,500,000) (as may be amended, modified or replaced from time to time, the “Revolving Note”).

(b)                                 By deleting Section 8.01(w) of the Credit Agreement and by substituting in lieu thereof the following:

(w)                               CHOW.  The CHOW with respect to (i) each Healthcare Facility of ADK Georgia, Powder Springs, Lumber City, Jeffersonville, LaGrange and Thomasville shall not have been unconditionally and in writing approved by each of the appropriate Governmental Authorities, intermediaries or other designated agents with respect to each such Borrower and each such Healthcare Facility on or before February 28, 2011, (ii) each Healthcare Facility of Attalla Nursing ADK, LLC, ADK Oceanside Operator, LLC, ADK Savannah Beach Operator, LLC, and ADK Thunderbolt Operator, LLC shall not have been unconditionally and in writing approved by each of the appropriate Governmental Authorities, intermediaries or other designated agents with respect to each such Borrower and each such Healthcare Facility on or before April 30, 2011, (iii) each Healthcare Facility of Mountain Trace Nursing ADK, LLC, Mt. Kenn Nursing, LLC, and Erin Nursing, LLC shall not have been unconditionally and in writing approved by each of the appropriate Governmental Authorities, intermediaries or other designated agents with respect to each such Borrower and each such Healthcare Facility on or before September 30, 2011, or (iv) each Healthcare Facility of CP Nursing, LLC shall not have been unconditionally and in writing approved by each of the appropriate Governmental Authorities, intermediaries or other designated agents with respect to such Borrower and each such Healthcare Facility on or before November 29, 2011; or

(c)                                  By deleting the definitions of “Collateral Assignment of Transition Services Agreement” and “Transition Services Agreement” set forth in Annex 1 to the Credit Agreement and by substituting in lieu thereof the following:

“Collateral Assignment of Transition Services Agreement” means, collectively, (i) the Collateral Assignment of Operations Transfer Agreement of even date herewith among ADK Georgia and Lender, and the written acknowledgment thereof by Transferor, (ii) the Collateral Assignment of Transfer Agreements dated February 25, 2011, among ADK Georgia, Attalla

Nursing ADK, LLC, Mountain Trace Nursing ADK, LLC, ADK and Lender, and the written acknowledgment thereof by Transferor, (iii) the Collateral Assignment of Transfer Agreements dated June 2, 2011, among Mt. Kenn Nursing, LLC, Erin Nursing, LLC, and Lender, and the written acknowledgment thereof by Transferor, and (iv) the Collateral Assignment of Operations Transfer Agreement dated November 29, 2011, between CP Nursing, LLC, and Lender, and the written acknowledgment thereof by Transferor.

“Transition Services Agreement” means, as applicable, any or all of (i) the Operations Transfer Agreement entered into as of July 31, 2010, among ADK Georgia, Triad Health Management of Georgia, LLC, Triad at Jeffersonville I, LLC, Triad at LaGrange I, LLC, Triad at Lumber City I, LLC, Triad at Powder Springs I, LLC, and Triad at Thomasville I, LLC, (ii) the Operations Transfer Agreement dated as of October 1, 2010, between Attalla Health Care, Inc., and Attalla Nursing ADK, LLC; (iii) the Operations Transfer Agreement dated as of July 31, 2010, among ADK Georgia, Triad Health Management of Georgia, LLC, Triad Health Management of Georgia III, LLC, and Triad at Tara, LLC; (iv) the Operations Transfer Agreement dated as of October 27, 2010, between Mountain Trace Enterprise LLC, and Mountain Trace Nursing ADK, LLC; (v) the Operations Transfer Agreement dated as of May 1, 2011, between Five Star Quality Care-GA, LLC, and Mt. Kenn Nursing, LLC; (vi) the Operations Transfer Agreement dated as of May 1, 2011, between Five Star Quality Care-GA, LLC and Erin Nursing, LLC; and (vii) the Operations Transfer Agreement dated as of June 1, 2011, between Five Star Quality Care-GA, LLC and CP Nursing, LLC.

4.                                       Consent to Erin and Mt. Kenn Guaranties. Borrowers have requested that Lender consent to (a) the guaranty by Erin of certain indebtedness of Erin Property Holdings, LLC (“Erin Holdings”), and (b) the guaranty by Mt. Kenn of certain indebtedness of Mt. Kenn Property Holdings, LLC (“Mt. Kenn Holdings”), notwithstanding the fact that such guaranties are prohibited by Sections 7.05 and 7.12 of the Credit Agreement.  Upon satisfaction of all conditions precedent to the effectiveness of this Agreement as set forth in Section 8  hereof, Lender hereby:

(a)                                  consents, effective July 27, 2011, to the guaranties by Erin of certain indebtedness of Erin Holdings owing to Bank of Atlanta pursuant to that certain Term Note dated July 27, 2011, by Erin Holdings in favor of Bank of Atlanta in the principal sum of $5,000,000, and that certain U.S. Small Business Administration Note dated July 27, 2011, by Erin Holdings in favor of Bank of Atlanta in the principal sum of $800,000, in each case in the form presented to Lender prior to the date hereof; provided, that such guaranties, and the actions taken by Erin in connection therewith, do not at any time otherwise violate the terms of the Credit Agreement, including, without limitation, Section 7.02 thereof;

(b)                                 consents, effective November 4, 2011, to the guaranty by Mt. Kenn of certain indebtedness of Mt. Kenn Holdings owing to The Bank of Las Vegas pursuant to that certain Loan Agreement dated November 4, 2011, among Mt. Kenn Holdings, Mt. Kenn Nursing, LLC, ADK, Hearth & Home of Ohio, Inc., and The Bank of Las Vegas, in the form presented to Lender prior to the date hereof, evidencing a loan in the principal sum of $3,175,200; provided, that such guaranty, and the actions taken by Mt. Kenn in connection therewith, does not at any time otherwise violate the terms of the Credit Agreement, including, without limitation, Section 7.02 thereof;

(c)                                  consents, effective November 4, 2011, to the guaranty by Mt. Kenn of certain indebtedness of Mt. Kenn Holdings owing to Apax Capital, LLC pursuant to that certain Loan Agreement dated November 4, 2011 (as at any time amended, restated, modified or supplemented, the “Apax Loan Agreement”), among Mt. Kenn Holdings, Mt. Kenn Nursing,

LLC, ADK, Hearth & Home of Ohio, Inc., and Apax Capital, LLC, in the form presented to Lender prior to the date hereof, evidencing a loan in the principal sum of $2,222,640; provided, that such guaranty, and the actions taken by Mt. Kenn in connection therewith, does not at any time otherwise violate the terms of the Credit Agreement, including, without limitation, Section 7.02 thereof; and

(d)                                 consents, effective November 4, 2011, to the guaranty by Mt. Kenn of certain indebtedness of Mt. Kenn Holdings owing to Economic Development Corporation of Fulton County pursuant to that certain Loan Agreement dated November 4, 2011 (as at any time amended, restated, modified or supplemented, the “CDC Loan Agreement”), among Mt. Kenn Holdings, Mt. Kenn Nursing, LLC, ADK, Hearth & Home of Ohio, Inc., and Economic Development Corporation of Fulton County, in the form presented to Lender prior to the date hereof, evidencing a loan in the principal sum of $2,274,000; provided, that such guaranty, and the actions taken by Mt. Kenn in connection therewith, does not at any time otherwise violate the terms of the Credit Agreement, including, without limitation, Section 7.02 thereof; provided, further, that no loan may be advanced, or any other Indebtedness incurred, under or in connection with the CDC Loan Agreement until all Indebtedness arising under and in connection with the Apax Loan Agreement has been repaid in full.

5.                                       Acknowledgments of New Borrower.  New Borrower acknowledges that it has requested Lender to extend financial accommodations to Borrowers on a combined basis in accordance with the provisions of the Credit Agreement, as hereby amended.  In accordance with the terms of Article 10 of the Credit Agreement, New Borrower acknowledges and agrees that it shall be jointly and severally liable for any and all Revolving Loans and other Obligations heretofore or hereafter made by Lender to any Borrower and for all interest, fees and other charges payable in connection therewith.  New Borrower hereby appoints and designates ADK Georgia as, and ADK Georgia shall continue to act under the Credit Agreement as, the Borrower Representative of New Borrower and each other Borrower for all purposes, including requesting borrowings and receiving accounts statements and other notices and communications to Borrowers (or any of them) from Lender. Each Loan made by Lender under the Credit Agreement or any of the other Loan Documents shall be disbursed in accordance with the Credit Agreement.

6.                                       Security Interest.  To secure the prompt payment and performance to Lender of all of the Obligations, New Borrower hereby grants to Lender a continuing security interest in and Lien upon all of New Borrower’s assets, including all of the following Property and interests in Property of such Borrower, whether now owned or existing or hereafter created, acquired or arising and wheresoever located:

(a) all Accounts; (b) all Payment Intangibles; (c) all Instruments, Chattel Paper (including Electronic Chattel Paper), Documents, Letter-of-Credit Rights, Supporting Obligations and Commercial Tort Claims set forth on Schedule 5.23 to the Credit Agreement, in each case to the extent arising out of, relating to or given in exchange for or settlement of or to evidence the obligation to pay any Account or Payment Intangible; (d) all General Intangibles (including contract rights and trademarks, copyrights, patents and other intellectual property) that arise out of or relate to any Account or Payment Intangible or from which any Account or Payment Intangible arises; (e) all remedies, guarantees and collateral evidencing, securing or otherwise relating to or associated with any Account or Payment Intangible, including all rights of enforcement and collection; (f) all Commercial Lockboxes, Governmental Lockboxes, Collection Accounts and other Deposit Accounts into which Collections or other proceeds of Collateral or Advances are deposited, and all checks or Instruments from time to time representing or evidencing the same; (g) all cash, currency and other monies at any time in the possession or under the control of Lender or a bailee of Lender; (h) all books and records evidencing or relating to or associated with any of the foregoing; (i) all information and data compiled or derived with respect to any of the foregoing (other than any such information and data subject to legal restrictions of patient confidentiality); and (j) all Collections, Accessions, receipts and Proceeds derived from any of the foregoing.

7.                                       Representations and Warranties.  New Borrower represents and warrants to Lender that New Borrower is a wholly owned Subsidiary of Operations.  New Borrower represents and warrants to Lender that New Borrower is engaged in the same business as the other Borrowers as part of a joint and common enterprise; that this Agreement has been duly authorized, executed and delivered by New Borrower and constitutes a legal, valid and binding obligation of New Borrower, enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity); and that the Schedules attached hereto contain true, accurate and complete information with respect to New Borrower and the matters covered therein and such Schedules shall be deemed to supplement and be a part of the Schedules to the Credit Agreement.  In addition, New Borrower represents and warrants to Lender that no Event of Default or Unmatured Event of Default exists on the date hereof; that the execution, delivery and performance of this Agreement have been duly authorized by all requisite company action on the part of Borrowers and this Agreement has been duly executed and delivered by Borrowers; and that all of the representations and warranties made by Borrowers in the Credit Agreement are true and correct on and as of the date hereof.

8.                                       Conditions Precedent.  The effectiveness of this Agreement is subject to the satisfaction of each of the following conditions precedent, in form and substance satisfactory to Lender, unless satisfaction thereof is specifically waived in writing by Lender:

(a)                                  No Event of Default or Unmatured Event of Default shall exist other than the Designated Default;

(b)                                 Lender shall have received from Borrowers a duly executed counterpart of this Agreement;

(c)                                  Lender shall have received from Borrowers a duly executed Third Amended and Restated Revolving Note in the amount of $7,500,000;

(d)                                 Lender shall have received, reviewed and found acceptable in all respects all organizational documents for New Borrower, including certified resolutions, a copy of the Articles of Organization for New Borrower certified by New Borrower’s state of formation, a copy of New Borrower’s Operating Agreement, a good standing certificate of New Borrower certified by New Borrower’s state of formation, and a good standing certificate of New Borrower certified by each other state in which New Borrower is qualified to transact business;

(e)                                  Lender shall have received from New Borrower authorization to file UCC-1 financing statements and any other appropriate documentation to perfect or continue the perfection of Lender’s liens with respect to the assets of New Borrower and Lender shall have received confirmation from each appropriate jurisdiction that such financing statements have been filed in the appropriate records;

(f)                                    Lender shall have completed its due diligence to ensure that Lender’s security interests and liens are or will be first priority liens on the assets of New Borrower and that there are no other liens on such assets other than those that are acceptable to Lender in its sole discretion, and in connection therewith shall have obtained such intercreditor and subordination agreements (if any) as may be deemed necessary by Lender, in form and substance satisfactory to Lender;

(g)                                 Lender shall have received from New Borrower evidence of New Borrower’s liability, property and casualty insurance coverage and insurance binders and lender’s loss payable endorsements with respect thereto naming Lender as certificate holder, lender’s loss payee and additional insured, as applicable;

(h)                                 Lender shall have received from New Borrower such other documents, instruments and agreements (including, without limitation, Depository Agreements in respect of the Government Lockbox) as Lender may require in its sole discretion in form and substance satisfactory to Lender;

(i)                                     New Borrower shall have delivered to Lender such financial, business and other information with respect to New Borrower as Lender may have requested;

(j)                                     There shall not have occurred any material adverse change in the operations or financial condition of Borrowers or Guarantors;

(k)                                  Lender shall have received an opinion letter from Borrowers’ and Guarantors’ legal counsel with respect to such matters as Lender may request;

(l)                                     New Borrower shall have signed and delivered to Lender notices, in the form of Exhibit 4.02(d) to the Credit Agreement, directing the Obligors to make payment to the Government Lockbox;

(m)                               Lender shall have received from Operations a duly executed Guaranty Agreement in favor of Lender, and related documents requested by Lender (including, without limitation, certified resolutions), in each case in form and substance satisfactory to Lender; and

(n)                                 Lender shall have completed its due diligence with respect to New Borrower and the Properties of New Borrower, the results of which shall be satisfactory to Lender.

9.                                       Ratification and Reaffirmation.  Each Borrower hereby ratifies and reaffirms the Obligations, each of the Loan Documents and all of such Borrower’s covenants, duties, indebtedness and liabilities under the Loan Documents.

10                                    Additional Covenants.  To induce Lender to enter into this Agreement, Borrowers covenant and agree that, within thirty (30) days after the later of (i) the date that the Centers for Medicare & Medicaid Services has made the electronic funds transfers (“EFTs”) available to a Borrower in connection with the CHOW process, or (ii) the date of this Agreement, Borrowers shall deliver to the Centers for Medicare & Medicaid Services (and provide evidence to Lender of the delivery thereof) a completed copy of Form CMS-588, together with all other documentation necessary to cause the Centers for Medicare & Medicaid Services to direct EFTs to the Government Lockbox.

11.                                 Acknowledgments of All Borrowers.  Each Borrower acknowledges and stipulates that the Credit Agreement and the other Loan Documents executed by Borrowers are legal, valid and binding obligations of Borrowers that are enforceable against Borrowers in accordance with the terms thereof; all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by

Borrowers); and the security interests and liens granted by Borrowers in favor of Lender are duly perfected, first priority security interests and liens.

12.                               No Novation, etc.  Except as otherwise expressly provided in this Agreement, nothing herein shall be deemed to amend or modify any provision of the Credit Agreement or any of the other Loan Documents, each of which shall remain in full force and effect.  This Agreement is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Credit Agreement as herein modified shall continue in full force and effect.

13.                               Severability.  In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

14.                               Expenses of Lender.  In consideration of Lender’s willingness to enter into this Agreement, Borrowers agree to reimburse Lender for Lender’s reasonable out-of-pocket expenses in connection with this Agreement, including, without limitation, the fees, disbursements and other charges of counsel for Lender.

15.                               Entire Agreement.  This Agreement and the other Loan Documents, together with all other instruments, agreements and certificates executed by the parties in connection therewith or with reference thereto, embody the entire understanding and agreement between the parties hereto and thereto with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings and inducements, whether express or implied, oral or written.  Each of the Schedules attached hereto is incorporated into this Agreement and by this reference made a part hereof.

16.                               Counterparts; Electronic Signatures.  This Agreement and any amendments, waivers, consents or supplements may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.  Any manually-executed signature page hereto delivered by a party by facsimile or other electronic transmission shall be deemed to be an original signature hereto.

17.                               Effectiveness; Governing Law.  This Agreement shall be effective when accepted by Lender (New Borrower hereby waiving notice of such acceptance) and thereupon shall be deemed a contract made in Pennsylvania, and shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania without regard to the conflict of laws principles thereof.

18.                               Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, representatives, executors, successors and assigns.

19.                               Section Titles.  Section titles and references used in this Agreement shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.

20.                               Manager Certification of Existing Borrowers and Operations.  By their execution and delivery of this Agreement, Boyd P. Gentry and Christopher F. Brogdon each hereby certifies that: (a) in their respective capacities as the Chief Executive Officer and Chief Financial Officer of ADK, Boyd P. Gentry and Martin Brew are authorized designees of each Existing Borrower and of Operations, (b) the following Unanimous Consents in Lieu of a Special Meeting (collectively, the “Consents”) each remain in full force and effect:  (i) Unanimous Consents of the Sole Member and the Managers of each of ADK

Georgia, Powder Springs, Lumber City, Jeffersonville, LaGrange, and Thomasville dated as of October 29, 2010; (ii) Unanimous Consents of the Sole Member and the Managers of each of Oceanside, Savannah, Thunderbolt, Attalla ADK and Mountain Trace dated as of February 21, 2011; and (iii) Unanimous Consents of the Sole Member and the Managers of each of Mt. Kenn, Erin and Operations dated as of June 2, 2011; (c) pursuant to the Consents, the Managers or designees of each Existing Borrower and Operations are authorized and empowered (either alone or in conjunction with any one or more of the other Managers of such Existing Borrower or Operations) to take, from time to time, all or any part of the following actions on or in behalf of such Existing Borrower or Operations, as applicable:  (i) to make, execute and deliver to Lender this Agreement and all other agreements, documents and instruments contemplated by or referred to herein or executed by such Existing Borrower or Operations in connection herewith; and (ii) to carry out, modify, amend or terminate any arrangements or agreements at any time existing between Lender and such Existing Borrower or Operations, as applicable; (d) any arrangements, agreements, security agreements, or other instruments or documents referred to or executed pursuant to this Agreement by David A. Tenwick, Boyd P. Gentry, Christopher F. Brogdon or any other Manager of such Existing Borrower or Operations, by Martin Brew as Chief Financial Officer of such Existing Borrower or Operations, or by the Chief Executive Officer of ADK (currently, Boyd P. Gentry), Chief Financial Officer of ADK (currently, Martin Brew) or an employee of such Existing Borrower or Operations acting pursuant to delegation of authority, may be attested by such person and may contain such terms and provisions as such person shall, in his or her sole discretion, determine; (e) the Chief Executive Officer of ADK is a designee of each Existing Borrower and Operations who is authorized and empowered (either alone or in conjunction with any one or more of the Managers or Chief Financial Officer of such Existing Borrower or Operations) to take any action on behalf of such Existing Borrower or Operations in conjunction with the Credit Agreement and this Agreement; (f) the Chief Financial Officer of ADK (currently, Martin Brew) and the Controller of ADK (currently, Susan Criswell) each are designees of each Existing Borrower who are authorized and empowered to borrow money from time to time under the revolving line of credit per the terms of the Credit Agreement and this Agreement, to endorse the name of any Borrower to any checks, drafts and other instruments or orders for the payment of money, payable to such Borrower or its order for the purpose of depositing the same in any account or accounts of Lender with any bank, banker, or trust company or any of the branches of any said bank, and to deal with any and all checks, drafts, and other instruments or orders (including but not limited to preparation of Borrowing Base Certificate documentation) for the payment of money and the proceeds thereof as the property of Lender; and (g) set forth below is the name and signature of the current Chief Financial Officer of ADK, Martin Brew, one designated representative and Chief Financial Officer of each Existing Borrower and Operations, who is authorized to sign all Credit Agreements, security agreements, instruments, assignments, pledges, mortgages, security deeds, trust deeds and other documents among Lender and any Existing Borrower or Operations:

Martin Brew	Chief Financial Officer	/s/ Martin Brew
of ADK, each Existing
Borrower and Operations

21.                               Release of Claims.  To induce Lender to enter into this Agreement, each Borrower hereby releases, acquits and forever discharges Lender, and all officers, directors, agents, employees, successors and assigns of Lender, from any and all liabilities, claims, demands, actions or causes of action of any kind or nature (if there be any), whether absolute or contingent, disputed or undisputed, at law or in equity, or known or unknown, that Borrowers now have or ever had against Lender arising under or in connection with any of the Loan Documents or otherwise.  Each Borrower represents and warrants to Lender that none of them have transferred or assigned to any Person any claim that any of them has ever had or claimed to have against Lender.

22.                               Waiver of Jury Trial.  The parties hereto each hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this Agreement.

[Signatures commence on following page.]

IN WITNESS WHEREOF, Borrowers and Lender have duly executed this Agreement under seal as of the date and year first above written.

NEW BORROWER:

Address for notices to New Borrower:		CP NURSING, LLC
5057 Troy Road
Springfield, Ohio 45502
Attn:	Mr. Martin Brew	By:	/s/ Martin Brew
Fax:	(937) 964-8222		Martin Brew, Chief Financial Officer

[Signatures continued on following page.]

Joinder Agreement, Fifth Amendment and Supplement to Credit Agreement (AdCare)

For purposes of the Manager Certification of Existing Borrowers in Section 20 above:

/s/ Boyd P. Gentry	(SEAL)
Boyd P. Gentry

/s/ Christopher F. Brogdon	(SEAL)
Christopher F. Brogdon

EXISTING BORROWERS:

ADK GEORGIA, LLC
ADK POWDER SPRINGS OPERATOR, LLC
ADK LUMBER CITY OPERATOR, LLC
ADK JEFFERSONVILLE OPERATOR, LLC
ADK LAGRANGE OPERATOR, LLC
ADK THOMASVILLE OPERATOR, LLC
ADK OCEANSIDE OPERATOR, LLC
ADK SAVANNAH BEACH OPERATOR, LLC
ADK THUNDERBOLT OPERATOR, LLC
ATTALLA NURSING ADK, LLC
MOUNTAIN TRACE NURSING ADK, LLC
MT. KENN NURSING, LLC
ERIN NURSING, LLC

		By:	/s/ Martin Brew
Martin Brew, Chief Financial Officer

OPERATIONS:

ADCARE OPERATIONS, LLC

		By:	/s/ Martin Brew
Martin Brew, Chief Financial Officer

[Signatures continued on following page.]

Joinder Agreement, Fifth Amendment and Supplement to Credit Agreement (AdCare)

LENDER:	GEMINO HEALTHCARE FINANCE, LLC

	By:	/s/ Jeffrey M. Joslin
Jeffrey M. Joslin, Senior Portfolio
Manager

[Consent and Reaffirmation of Guarantor appears on next page]

Joinder Agreement, Fifth Amendment and Supplement to Credit Agreement (AdCare)

CONSENT AND REAFFIRMATION

The undersigned guarantor of the Obligations of Borrowers at any time owing to Lender hereby (i) acknowledges receipt of a copy of the foregoing Joinder Agreement, Fifth Amendment and Supplement to Credit Agreement; (ii) consents to Borrowers’ execution and delivery thereof and of the other documents, instruments or agreements Borrowers agree to execute and deliver pursuant thereto; (iii) agrees to be bound thereby; and (iv) affirms that nothing contained therein shall modify in any respect whatsoever its guaranty of the Obligations and reaffirms that such guaranty is and shall remain in full force and effect.

IN WITNESS WHEREOF, the undersigned has caused its duly authorized officers to execute this Consent and Reaffirmation on and as of the date of such Joinder Agreement, Fifth Amendment and Supplement to Credit Agreement.

ADCARE HEALTH SYSTEMS, INC.

By:	/s/ Martin Brew
Martin Brew, Chief Financial Officer

Joinder Agreement, Fifth Amendment and Supplement to Credit Agreement (AdCare)